UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Amendment No. 1 to 8-K filed on January 9, 2008

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 27, 2007

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 460, 734 - 7 Ave SW, Calgary, AB, Canada T2P 3P8
(Address of principal executive offices and Zip Code)

403-975-9399
Registrant's telephone number, including area code)

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 27, 2007, Tamm Oil and Gas Corp. (“we”, “us”, “our”) entered into share exchange agreements (the “Exchange Agreements”) with the following shareholders of Deep Well Oil & Gas Inc., an Edmonton, Canada based company that is also a Securities and Exchange Commission reporting company (“DWOG”): LB (Swiss) Private Bank Ltd., Arthur Sulzer and Rahn & Bodmer (collectively the “DWOG Shareholders”) (hereafter referred to as the “Share Exchange”). The Exchange Agreements provide that the DWOG Shareholders agree to transfer to us an aggregate of their 21,533,000 DWOG restricted shares to us in exchange for the same number of our shares of our common stock, which exchange has been completed.

Section 3 — Securities Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On December 28, 2007, we issued 21,533,000 restricted shares of our common stock (“the Shares”) to the DWOG Shareholders, as follows: (a) 14,289,276 shares to LB (Swiss) Private Bank Ltd.; (b) 2,597,509 shares to Arthur Sulzer; and (c) 4,646,215 shares to Rahn & Bodmer Banquiers

The following sets forth the information required by Item 701 in connection with these transactions:

(a)         There was no placement agent or underwriter for any of these transactions.

(b)         The Share Exchange did not involve any cash consideration by us or the DWOG Shareholders and no underwriting discounts or commissions were paid to any person or entity.

(c)        We relied on the exemption from registration provided by Regulation S and Regulation D under the Securities Act of 1933 (the “Securities Act”) for the issuance of the Shares to the DWOG Shareholders. We did not engage in any public advertising or general solicitation in connection with any of these transactions. We provided the accredited investors with disclosure of all aspects of our business, including providing the DWOG shareholders with access to our reports filed with the Securities and Exchange Commission.  Based on our investigation, we believe that these accredited investors obtained all information regarding us that they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities for investment purposes.

(d)       We have no registration obligation with respect to the shares of restricted common stock issued.

(e)        Because we exchanged our shares of common stock for DWOG shares, we did not receive any proceeds as a result of the issuance of the Shares to the DWOG Shareholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Exchange Agreement between Tamm Oil and Gas Corp. and Rahn & Bodmer*

10.2	Share Exchange Agreement between Tamm Oil and Gas Corp. and Arthur Sulzer*

10.3	Share Exchange Agreement between Tamm Oil and Gas Corp. and LB (Swiss) Private Bank Ltd*

* Previously filed on January 9, 2008 in our original 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: January 18, 2008	By:	/s/ Wiktor Musial
Wiktor Musial, President